UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):
December 14, 2011

LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2140 Lake Park Blvd.
Richardson, Texas 75080
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(972) 497-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

                  Investment Community Meeting

                As previously announced, on December 14, 2011, Lennox International Inc. (the “Company”) will host an investment community meeting in New York City beginning at 10:00 a.m. Eastern time. The presentation will be webcast and the presentation materials will be accessible on the company’s website at www.lennoxinternational.com. They are also attached here as Exhibit 99.1 and are incorporated herein solely for purposes of this Item 7.01 disclosure.

                  Financial Guidance

                On December 14, 2011, the Company also issued a press release announcing its financial guidance for 2012. A copy of the press release is attached here as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 7.01 disclosure. The company expects:

●	Organic revenue growth of 2-6%, with a neutral impact from foreign exchange
●	Adjusted Earnings Per Share from Continuing Operations of $2.20-$2.60
●	GAAP Earnings Per Share from Continuing Operations of $2.17-$2.57
●	Capital expenditures of approximately $55 million
●	Tax rate of 33-34%
●	Stock repurchases of $50 million for 2012

The company also reiterated its financial guidance for the full year of 2011:

●	Revenue growth of 7-9%, with organic revenue growth of 0-2%, including 2 points of positive impact from foreign exchange
●	Adjusted Earnings Per Share from Continuing Operations of $2.00-$2.15
●	GAAP Earnings Per Share from Continuing Operations of $1.78-$1.93
●	Capital expenditures of $45-50 million
●	Tax rate of approximately 33.5%
●	$120 million of stock repurchases

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Slide Presentation related to the presentation given by Lennox International Inc. at its Investment Community Meeting on December 14, 2011 in New York.*
99.2	Press release dated December 14, 2011 (Financial Guidance).*

*
The information contained in Item 7.01 and Exhibits 99.1 and 99.2 of this Current Report is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: December 14, 2011	By:	/s/ Robert L. Villaseñor
	Name:	Robert L. Villaseñor
	Title:	Director, Securities and Corporate Finance
Counsel & Assistant Secretary

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